Dreyfus Variable
Investment Fund,
Small Cap Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Portfolio Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                            Small Cap Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Hilary Woods and Paul Kandel.

The past year has been both highly volatile and rewarding for investors in U.S. stocks, including the small-capitalization sector of the market. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however, including the small-cap market. Growth-oriented small-cap stocks handily outperformed value-oriented small-cap stocks throughout the year. Indeed, the overall stock market's stellar performance was generally limited to a handful of highly valued technology and telecommunications companies, some of which have no earnings. In our view, many fundamentally sound small-cap companies in other market sectors may be selling at attractive valuations.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in  Dreyfus  Variable  Investment  Fund,  Small  Cap
Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Variable Investment Fund, Small Cap Portfolio produced a total return of 23.15%.(1) This performance exceeded the Russell 2000 Index's 21.26% total return for the same period.(2)

We attribute this performance to our success in identifying individual investment opportunities among a broad range of sectors, industries and investment styles. In addition, we succeeded in emphasizing some of the market's strongest sectors, such as technology, consumer products and energy.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified group of small-cap companies, focusing on those companies that offer new or innovative products or services that we believe enhance prospects for growth of future earnings. We also base investment decisions on economic or political conditions that we believe are likely to affect a stock' s performance, and on the impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both characteristics. We also diversify among the market's various industries and sectors, supervising a team of sector managers who each make buy-and-sell decisions within their respective areas of expertise.

What other factors influenced the portfolio's performance?

The portfolio benefited from being overweight in the technology sector, a volatile sector of the market, which was the best-performing segment of the small-cap market by a wide margin. Our technology
                                                               The  Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

holdings profited from growth in three key areas: the Internet, semiconductors and telecommunications. Internet-related holdings included Network Solutions, the company that registers and maintains most Internet domain names, and CMGI, a venture capital firm with stakes in dozens of public and private Internet-related companies. In the semiconductor area, we achieved gains with chip producers such as Conexant Systems and equipment manufacturers such as Lam Research. In telecommunications, we connected with companies such as SDL that deliver products to meet the ever greater need for bandwidth in business communications.

In addition, the portfolio was positively influenced by consistent strength in the U.S. economy, which was driven by strong consumer spending. As a result, the portfolio achieved excellent results in the consumer products sector. Our best performers included TCA Cable TV, which was taken over by Cox Communications,
Infinity    Broadcasting,    and   Tiffany   & Co.,   the   luxury   retailer.

Global economies showed signs of resurgence as well, leading to increasing demand for energy resources. The portfolio was overweight in this sector and the portfolio' s stock selection was good. Energy resources included offshore oil service companies such as Cooper Cameron, Smith International and Global Industries.

Of course, not every company in the portfolio showed positive returns. Some stocks lagged, even among our best-performing sectors. The portfolio also experienced weak performance throughout the period from two sectors in particular: finance and health care. The portfolio benefited from our caution in both segments; however, our selections were worse than the index.

Financial stocks generally suffered during 1999' s rising interest-rate environment. As a result, many of the portfolio's financial holdings lost ground. In particular, Reliance Group Holdings and Fremont General disappointed, owing to a combination of company- and industry-specific problems. Exceptions included Executive Risk, which was taken over by Chubb Corp. at a substantial premium, and Duff & Phelps Credit Rating, an internationally recognized credit rating agency.


An increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements battered the health care sector. Although the portfolio benefited from a few holdings of stocks in advanced-stage biotech companies such as Gilead Sciences, those gains were more than matched by losses in other health care companies such as information management services provider IDX Systems, which was hit by Y2K deferrals.

What is the portfolio's current strategy?

During the month of December 1999, small-cap stocks performed exceptionally well, with the Russell 2000 Index enjoying its greatest gains since January 1987. Supported by those late gains, the Russell 2000 Index outperformed the S&P 500 Index for 1999, the first time it has done so in many years.

Although no one knows whether or how long this trend will persist, we continue to believe that small-cap stocks offer the potential for strong growth and above-average capital appreciation. Accordingly, we have continued to adhere to our blended growth-and-value investment strategy in seeking to outperform the Russell 2000 Index.

We currently remain sanguine on technology and energy given the strong earnings growth prospects for these two groups and their historically strong first quarter performance. We currently are sticking with our caution on financial services near term in view of possible continued unfriendly Fed policy.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Cap Portfolio and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    8/31/90           23.15%             15.93%            35.65%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO ON 8/31/90 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS


December 31, 1999

COMMON STOCKS--98.1%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.9%

Profit Recovery Group International                                                             637,500  (a)          16,933,594

Strategic Distribution                                                                          945,000  (a)           1,358,437

Valassis Communications                                                                         450,000  (a)          19,012,500

                                                                                                                      37,304,531

CONSUMER NON-DURABLES--2.0%

Movado Group                                                                                    700,000  (b)          15,268,750

Tommy Hilfiger                                                                                  475,000  (a)          11,073,437

                                                                                                                      26,342,187

CONSUMER SERVICES--6.8%

Infinity Broadcasting, Cl. A                                                                    781,250  (a)          28,271,484

Meredith                                                                                        432,500               18,029,844

Premier Parks                                                                                   525,000  (a)          15,159,375

SFX Entertainment                                                                               470,000  (a)          17,008,125

Sun International Hotels                                                                        486,000  (a)           9,416,250

                                                                                                                      87,885,078

ELECTRONIC TECHNOLOGY--20.7%

Conexant Systems                                                                                630,000  (a)          41,816,250

Cordant Technologies                                                                            480,000               15,840,000

L-3 Communications Holdings                                                                     325,000  (a)          13,528,125

Lam Research                                                                                    300,000  (a)          33,468,750

Lattice Semiconductor                                                                           740,000  (a)          34,872,500

Newport News Shipbuilding                                                                       550,000               15,125,000

Novellus Systems                                                                                315,000  (a)          38,597,344

SDL                                                                                             225,000  (a)          49,050,000

Sanmina                                                                                         265,000  (a)          26,466,875

                                                                                                                     268,764,844

ENERGY MINERALS--1.9%

Devon Energy                                                                                    500,000               16,437,500

Ocean Energy                                                                                  1,141,000  (a)           8,842,750

                                                                                                                      25,280,250

FINANCE--9.3%

Bank United, Cl. A                                                                              275,000                7,493,750

CCB Financial                                                                                   225,000                9,801,563

Charter One Financial                                                                           595,350               11,386,069

Dime Bancorp                                                                                    500,000                7,562,500

Duff & Phelps Credit Rating                                                                     280,000  (b)          24,902,500

Everest Reinsurance Holdings                                                                    600,000               13,387,500

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONTINUED)

FBL Financial Group, Cl. A                                                                       650,000              13,000,000

Protective Life                                                                                  470,000              14,951,875

Republic Bancorp                                                                                 511,500               6,209,930

Terra Nova (Bermuda) Holdings, Cl. A                                                             375,000              11,250,000

                                                                                                                     119,945,687

HEALTH SERVICES--4.7%

Foundation Health Systems, Cl. A                                                              1,450,000  (a)          14,409,375

IDX Systems                                                                                     500,000  (a)          15,625,000

Oxford Health Plans                                                                           1,100,000  (a)          13,956,250

Total Renal Care Holdings                                                                     2,525,000  (a)          16,885,937

                                                                                                                      60,876,562

HEALTH TECHNOLOGY--3.3%

Andrx                                                                                           256,500  (a)          10,853,156

Gilead Sciences                                                                                 310,000  (a)          16,778,750

Mentor                                                                                          600,000               15,487,500

                                                                                                                      43,119,406

INDUSTRIAL SERVICES--8.2%

Cooper Cameron                                                                                  450,000  (a)          22,021,875

Cox Communications, Cl. A                                                                       500,000  (a)          25,750,000

Global Industries                                                                             1,535,000  (a)          13,239,375

Granite Construction                                                                            675,000               12,445,313

IMCO Recycling                                                                                  400,000                5,050,000

Safety-Kleen                                                                                    650,000  (a)           7,353,125

Smith International                                                                             400,000  (a)          19,875,000

                                                                                                                     105,734,688

NON-ENERGY MINERALS--2.4%

Bethlehem Steel                                                                                 600,000  (a)           5,025,000

Martin Marietta Materials                                                                       245,000               10,045,000

Minerals Technologies                                                                           395,000               15,824,687

                                                                                                                      30,894,687

PROCESS INDUSTRIES--3.5%

Abitibi-Consolidated                                                                          1,425,000               16,921,875

Albany International, Cl. A                                                                     900,000  (a)          13,950,000

OM Group                                                                                        425,000               14,635,937

                                                                                                                      45,507,812


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--5.4%

Crane                                                                                           725,000               14,409,375

Harsco                                                                                          425,000               13,493,750

MagneTek                                                                                        750,000  (a)           5,765,625

Terex                                                                                           525,000  (a)          14,568,750

Titan International                                                                           1,295,000  (b)           8,417,500

U.S. Can                                                                                        654,000  (a)          12,998,250

                                                                                                                      69,653,250

RETAIL TRADE--4.3%

Tiffany & Co.                                                                                   625,000               55,781,250

TECHNOLOGY SERVICES--14.2%

Art Technology Group                                                                            245,000               31,390,625

Intuit                                                                                          570,000  (a)          34,164,375

National Data                                                                                   510,000               17,308,125

Network Solutions                                                                               200,000  (a)          43,512,500

Proxicom                                                                                        222,500               27,659,531

Rational Software                                                                               600,000  (a)          29,475,000

                                                                                                                     183,510,156

TRANSPORTATION--1.6%

Expeditors International of Washington                                                          474,000               20,767,125

UTILITIES--6.9%

IPALCO Enterprises                                                                              400,000                6,825,000

Metromedia Fiber Network, Cl. A                                                                 875,000  (a)          41,945,313

Minnesota Power                                                                                 530,000                8,976,875

Montana Power                                                                                   500,000               18,031,250

National Fuel Gas                                                                               295,000               13,717,500

                                                                                                                      89,495,938

TOTAL COMMON STOCKS

   (cost $814,093,087)                                                                                             1,270,863,451

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S.TREASURY BILLS:

   5.15%, 1/13/2000                                                                             535,000                  534,310

   5.16%, 1/20/2000                                                                          21,458,000               21,411,007

   4.93%, 2/3/2000                                                                            2,838,000                2,826,705

   5.05%, 2/10/2000                                                                           1,773,000                1,763,869

   5.26%, 3/23/2000                                                                           1,047,000                1,035,200

   5.19%, 3/30/2000                                                                           9,639,000                9,518,802

TOTAL SHORT-TERM INVESTMENTS

   (cost $37,071,642)                                                                                                 37,089,893
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $851,164,729)                                                            100.9%            1,307,953,344

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.9%)             (12,255,620)

NET ASSETS                                                                                       100.0%            1,295,697,724

A NON-INCOME PRODUCING.

B INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $37,526,058)--SEE NOTE 1(D).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           851,164,729  1,307,953,34

Cash                                                                  1,127,028

Dividends receivable                                                    574,754

Receivable for investment securities sold                               307,415

Prepaid expenses                                                         59,121

                                                                  1,310,021,662
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           799,498

Payable for investment securities purchased                          13,458,696

Accrued expenses                                                         65,744

                                                                     14,323,938
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,295,697,724
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     854,169,818

Accumulated undistributed investment income--net                        872,859

Accumulated net realized gain (loss) on investments                 (16,133,568)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            456,788,615
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,295,697,724
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                   19,532,502

NET ASSET VALUE, offering and redemption price per share ($)              66.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $29,014 foreign taxes withheld at source):

  Unaffiliated issuers                                               7,590,878

  Affiliated issuers--Note 1(d)                                        110,625

Interest                                                             2,426,404

TOTAL INCOME                                                        10,127,907

EXPENSES:

Investment advisory fee--Note 3(a)                                   8,915,955

Prospectus and shareholders' reports                                   137,335

Custodian fees--Note 3(a)                                               73,899

Professional fees                                                       70,905

Trustees' fees and expenses--Note 3(b)                                  15,175

Shareholder servicing costs                                             11,529

Loan commitment fees--Note 2                                             9,766

Miscellaneous                                                           15,359

TOTAL EXPENSES                                                       9,249,923

INVESTMENT INCOME--NET                                                 877,984
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             72,618,485

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                             170,061,604

  Affiliated issuers--Note 1(d)                                      7,127,813

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          177,189,417

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             249,807,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               250,685,886

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                           -------------------------------------
                                                     1999            1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            877,984         856,250

Net realized gain (loss) on investments        72,618,485     (88,451,268)

Net unrealized appreciation (depreciation)
   on investments                             177,189,417      40,225,699

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                            250,685,886     (47,369,319)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (863,336)         (4,484)

Net realized gain on investments                     --      (23,750,579)

TOTAL DIVIDENDS                                 (863,336)    (23,755,063)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                193,828,071     208,013,634

Dividends reinvested                             863,336      23,755,063

Cost of shares redeemed                     (395,620,128)   (188,132,272)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS         (200,928,721)     43,636,425

TOTAL INCREASE (DECREASE) IN NET ASSETS       48,893,829     (27,487,957)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,246,803,895  1,274,291,852

END OF PERIOD                               1,295,697,724  1,246,803,895

Undistributed investment income--net              872,859        858,211
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,502,189      3,992,161

Shares issued for dividends reinvested             16,198        525,438

Shares redeemed                                (7,114,605)    (3,690,117)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,596,218)       827,482

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                              Year Ended December 31,
                                    --------------------------------------------
                                                                  1999       1998          1997     1996      1995
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             53.91      57.14         52.08     46.13     36.52

Investment Operations:

Investment income--net                                             .04(a)     .04           .07       .10       .16

Net realized and unrealized
   gain (loss) on investments                                    12.43      (2.21)         8.49      7.53      10.54

Total from Investment Operations                                 12.47      (2.17)         8.56      7.63      10.70

Distributions:

Dividends from investment income--net                             (.04)      (.00)(b)      (.07)     (.10)      (.18)

Dividends from net realized gain
   on investments                                                   --      (1.06)        (3.43)    (1.51)      (.91)

Dividends in excess of net realized gain
   on investments                                                   --         --           --       (.07)       --

Total Distributions                                               (.04)     (1.06)        (3.50)    (1.68)     (1.09)

Net asset value, end of period                                   66.34      53.91         57.14     52.08      46.13
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 23.15      (3.44)        16.75     16.60      29.38
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .78         .77           .78       .79        .83

Ratio of net investment income
   to average net assets                                          .07         .07           .12       .24        .54

Portfolio Turnover Rate                                         40.60       75.04         79.00     89.10      99.02
--------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,295,698    1,246,804    1,274,292   960,365    543,281

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $12,926 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1999:


                                                             SHARES
                                    -----------------------------------------------------------
                                    BEGINNING                                        END OF        DIVIDEND             MARKET
NAME OF ISSUER                      OF PERIOD        PURCHASES      SALES            PERIOD        INCOME ($)         VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------

Duff & Phelps
     Credit Rating                    280,000               -          -            280,000            33,600        24,902,500

Titan International                 1,250,000          45,000          -          1,295,000            77,025         8,417,500

Movado Group*                         550,000         150,000          -            700,000                          15,268,750

     TOTAL                                 -               -           -                  -           110,625        48,588,750

* Not an affiliated issuer at December 31, 1998.


(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $3,588,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection
therewith,    the    portfolio    has    agreed    to    pay     The   Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $329 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $73,899 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.


(c) During the period ended December 31, 1999, the portfolio incurred total brokerage commissions of $1,407,162, of which $13,000 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999:

                                           PURCHASES ($)               SALES ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                        458,761,987             632,259,959

Affiliated issuers                            3,782,188                     --

   TOTAL                                    462,544,175             632,259,959

At December 31, 1999, accumulated net unrealized appreciation on investments was $456,788,615, consisting of $536,043,638 gross unrealized appreciation and $79,255,023 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000



IMPORTANT TAX INFORMATION (Unaudited)

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Small Cap Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  121AR9912